Rule 497(e)
                                                      Registration No. 333-00767


Investment Advisor
Amerindo Investment Advisors Inc.
San Francisco, California/New York, New York

Administrator and
Transfer and Dividend Agent
American Data Services, Inc.
Hauppauge, New York

Distributor
ADS Distributors, Inc.
Hauppauge, New York

Custodian
The Northern Trust Company
Chicago, Illinois

Legal Counsel
Battle Fowler LLP
New York, New York

Independent Auditors
Morrison, Brown, Argiz & Company
Miami, Florida


1-888-TECH FUND
www.amerindo.com




AMERINDO
TECHNOLOGY FUND

Prospectus 1998




TABLE OF CONTENTS

                                                                  PAGE
PROSPECTUS SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . .  2
EXPENSE SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . .  4
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . .  5
INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . .  6
ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS  . . . . . . . .  7
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . 10
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . 11
PURCHASE OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . 14
FOR CLASS A SHAREHOLDERS ONLY
    REDUCTION OR ELIMINATION OF SALES LOADS . . . . . . . . . . . . 16
REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . 17
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . 19
NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . 19
DISTRIBUTION AND SERVICE PLAN . . . . . . . . . . . . . . . . . . . 20
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . 21
DESCRIPTION OF COMMON STOCK . . . . . . . . . . . . . . . . . . . . 22
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT. . . . . . . . . . . . 24
COUNSEL AND INDEPENDENT AUDITORS . . . . .  . . . . . . . . . . . . 24
YEAR 2000 COMPLIANCE  . . . . . . . . . . . . . . . . . . . . . . . 24




AMERINDO TECHNOLOGY FUND

BOARD OF DIRECTORS
Alberto W. Vilar           Amerindo Investment Advisors Inc.
Gary A. Tanaka             Amerindo Investment Advisors Inc.
John Rutledge              Rutledge & Company, Inc.
Jude T. Wanniski           Polyconomics, Inc.

OFFICERS OF FUND
Alberto W. Vilar           Chairman of the Board
Gary A. Tanaka             President
Anthony Ciulla             Vice President
Dana E. Smith              Vice President




PROSPECTUS                                                  March 25, 1999


AMERINDO TECHNOLOGY FUND

   One Embarcadero                                         399 Park Avenue
      Suite 2300                                              22nd Floor
San Francisco, CA  94111                                New York, New York 10022

        Amerindo Technology Fund (the "Fund"), a non-diversified, open-end, management investment company, is a series of Amerindo Funds Inc. The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Current income is incidental to the Fund's investment objective. The technology and science areas have exhibited and continue to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. THIS FUND IS DESIGNED FOR LONG-TERM INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISK OF LOSS INVOLVED IN SEEKING LONG-TERM CAPITAL APPRECIATION AND SHOULD NOT BE USED AS A SHORT-TERM TRADING VEHICLE. THE FUND IS ALSO DESIGNED AS A SPECIALIZED INVESTMENT VEHICLE AND IS NOT INTENDED TO BE USED BY AN INVESTOR AS A COMPLETE INVESTMENT PROGRAM. IF YOU SEEK AN AGGRESSIVE APPROACH TO CAPITAL GROWTH AND CAN ACCEPT THE ABOVE AVERAGE LEVEL OF PRICE FLUCTUATIONS THAT THIS FUND IS EXPECTED TO EXPERIENCE, THIS FUND COULD BE AN APPROPRIATE PART OF YOUR OVERALL INVESTMENT STRATEGY.
See "Investment Objective" herein.

        The Fund offers two classes of shares to investors, Class A and Class D shares (each individually a "Class" or collectively the "Classes"). Class A shares are sold subject to an initial sales load of up to 5.75%. Class D shares are sold without an initial sales load. The Fund, on behalf of each Class, has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, each Class pays a servicing fee equal to 0.25% of its respective average daily net assets and Class A pays a distribution fee equal to 0.25% of its average daily net assets. The minimum initial investment for purchases of Class A and Class D shares is $2,500 and the minimum subsequent investment is $500.

        Consistent with the Fund's investment objective of long-term capital appreciation, shareholders in Class A and Class D shares may be subject to a 3.00% redemption fee for redeeming shares held less than one year. The redemption fee is assessed against the net assets redeemed and is retained by the Fund. See "Redemption of Shares".

        The Fund will pay Amerindo Investment Advisors Inc., the Fund's investment adviser (the "Adviser"), an annual advisory fee paid monthly at an annual rate equal to 1.50% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives thereunder.

        This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Fund, including additional information concerning risk factors relating to an investment in the Fund, has been filed with the Securities and Exchange Commission in a Statement of Additional Information for the Fund, dated May 1, 1998. This information is incorporated by reference and is available without charge upon request from the Fund at Amerindo Technology Fund, 399 Park Avenue, 22nd Floor, New York, New York 10022. ADS Distributors, Inc. ("ADS"), 670 Second Street, Suite A, Safety Harbor, Florida 34695, has entered into a distribution agreement with the Fund, to serve as the Fund's distributor. General information about the Fund may also be requested in writing to the Fund, Amerindo Technology Fund, 399 Park Avenue, 22nd Floor, New York, New York 10022, by calling the Fund at (1-888-TECH FUND) or by visiting www.amerindo.com.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




PROSPECTUS SUMMARY

        The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

THE FUND. Amerindo Technology Fund, a non-diversified, open-end, management investment company, is a series of Amerindo Funds Inc. The Fund offers two classes of shares to investors, Class A and Class D shares.

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in seeking long-term capital appreciation and should not be used as a trading vehicle. Current income is incidental to the Fund's investment objective. See "Investment Objective".

MANAGEMENT AND FEES. The Fund will pay Amerindo Investment Advisors Inc., the Adviser, an annual advisory fee paid monthly at an annual rate equal to 1.50% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives thereunder. American Data Services, Inc. serves as the Fund's administrator (the "Administrator") and receives a monthly fee based on the Fund's average m onthly net assets for rendering such administrative services. See "Administrator's Fees." The Fund, on behalf of each Class, has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, each Class pays a servicing fee equal to 0.25% of its respective average daily net assets and Class A pays a distribution fee equal to 0.25% of its average daily net assets. See "Distribution and Service Plan".

HOW TO PURCHASE SHARES. Shares of the Fund may be purchased at the net asset value per share next determined, plus any applicable sales load, after receipt of an order by the Fund's transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. Class A shares are sold subject to an initial sales load of up to 5.75%. Class D shares are sold without an initial sales load. The minimum initial investment in Class A and Class D shares is $2,500 and the minimum subsequent investment is $500. See "Purchase of Shares".

HOW TO SELL SHARES. Shares of the Fund may be redeemed by a shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund's transfer agent in proper order. Consistent with the Fund's investment objective of long-term capital appreciation, shareholders of both Class A and Class D may be subject to a 3.00% fee on the redemption of shares held for less than one year. These redemption fees are assessed against net assets and will be retained by the Fund. See "Redemption of Shares".

DIVIDENDS AND REINVESTMENT. Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. Shareholders may change this election by notifying their shareholder servicing agent or broker-dealer in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The Fund, however, currently intends to pay dividends and capital gains distributions, if any, at least on an annual basis. See "Dividends and Distributions".

RISK FACTORS. Investors should consider the risks of investing in the technology and science areas, smaller capitalized companies, and foreign securities. Companies in rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. Investments in securities of foreign issuers may involve risks that are not
associated  with  domestic   investments.   Foreign  issuers  may  lack  uniform
accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers.
 See "Additional Investment Information and Risk Factors". The Fund should not be used as a trading vehicle. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy.


EXPENSE SUMMARY


INVESTOR TRANSACTION EXPENSES
                                              CLASS A            CLASS D
        Maximum Sales Load
          Imposed on Purchases
          (as a percentage of the
          offering price)                      5.75%               None
        Redemption Fees (for shares
          held less than one year)             3.00%               3.00%

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
        Management Fees                        1.50%               1.50%
        12b-1 Fees                             0.50%*              0.25%
        Other Expenses (after expense
          reimbursements or fee waivers)       0.50%**             0.50%
        Total Annual
          Operating Expenses (after expense
          reimbursements or fee waivers)       2.50%**             2.25%


  EXAMPLE: An investor in the Fund would pay the following expenses on a $1,000 investment in the Fund assuming a 5% annual return reinvested and redemption at the end of each time period:

                                           YEAR 1                   YEAR 3
                      Class A               $81                      $131
                      Class D               $23                      $ 70


The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly. This expense summary reflects a maximum sales load of 5.75% effective March 25, 1999. For a further discussion of these fees see "Management of the Fund". The Adviser, the Administrator and the Distributor may voluntarily waive all or a portion of their respective Management Fee, Administrative Fee or 12b-1 Fees. Class A shares were not offered for sale during 1997. Therefore, the "Total Annual Operating Expenses", including "Other Expenses" for the Class A shares, are based on the actual expenses for the Class D shares for the fiscal year ended December 31, 1997. Absent certain expense reimbursements or fee waivers "Other Expenses" and "Total Annual Operating Expenses" for Class D Shares would have been 0.58% and 2.83%, respectively, of the Fund's Class D Shares' average daily net assets. THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

------------------------

*Includes an annual distribution fee of 0.25% and an annual service fee of 0.25% of the Class A Shares' average daily net assets. As a result of the asset-based sales charge, long-term shareholders of the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

**Estimated, based on Class D shares because Class A shares were not available for sale during the year ended December 31, 1997.




FINANCIAL HIGHLIGHTS

The following table provides information about the Fund's financial history. It is based on a single share outstanding throughout the period provided. The table is part of the Fund's financial statements for the year ended December 31, 1997, which are available to shareholders upon request.



                                                                                            OCTOBER 29, 1996
                                                                                             (COMMENCEMENT
                                                                                             OF INVESTMENT
                                                                  FOR THE YEAR ENDED      OPERATIONS) THROUGH
                                                                  DECEMBER 31, 1997        DECEMBER 31, 1996

Net asset value, beginning of period . . . . . . . . . . . . . . .      $9.00                    $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss  . . . . . . . . . . . . . . . . . . . . . . .      (0.16)                    (0.04)
Net realized and unrealized gain (loss) on investments . .              (1.47)                    (0.96)
Total from investment operations . . . . . . . . . . . . . . . . .      (1.63)                    (1.00)
LESS DISTRIBUTIONS
Dividends from net investment income . . . . . . . . . . . . . . .       0.00                      0.00
Distribution from realized gains from security transaction               0.00                      0.00
Total distributions. . . . . . . . . . . . . . . . . . . . . . . .      -0.00                     -0.00

Net asset value, end of period . . . . . . . . . . . . . . . . . .      $7.37                     $9.00


Total return** . . . . . . . . . . . . . . . . . . . . . . . . . .     (18.11%)                  (45.69%)*


RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's). . . . . . . . . . . . . . . .     40,191                    34,210
Ratio of expenses to average net assets. . . . . . . . . . . . . .       2.83%                     3.82%*
Ratio of expenses to average net assets, net of reimbursement. . .       2.25%                     2.25%*
Ratio of net investment income (loss) to average net assets. . . .      (2.83%)                   (3.82%)*
Ratio of net investment income (loss) to average net
  assets, net of reimbursement . . . . . . . . . . . . . . . . . .      (2.25%)                   (2.25%)*
Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . . .     355.21%                     0.00%
Average commission rate paid . . . . . . . . . . . . . . . . . . .       0.0500                    0.0500

-----------------

*   Annualized

** Based on net asset value per share




INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets (although the Fund intends, as a non-fundamental policy, to invest at least 80% of its assets) in the common stocks of technology companies. Technology companies are those companies with primary business operations in either the technology or science areas. Industries likely to be represented in the portfolio include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Current income is incidental to the Fund's investment objective. The investment objective is fundamental to the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not be used as a trading vehicle and should not be used as a complete investment program.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The technology and science areas have exhibited and continue to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the Fund's portfolio. The expansion of technology and science areas, however, also provides a favorable environment for investment in small to medium capitalized companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will not purchase stocks of companies during their initial public offering or during an additional public offering of the same security. The Adviser anticipates, however, that a significant portion of the Fund's holdings will be invested in newly-issued securities being sold in the secondary market.

PERMITTED INVESTMENTS. Although the Fund will primarily invest in common stocks issued by U.S. companies, the Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, as well as in foreign securities, when the investment in such securities is considered consistent with the Fund's investment objective by the Adviser. The Adviser does not currently intend to invest in these other types of securities.

The Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Fund will invest only in "investment grade" debt securities (i.e., rated within the four highest ratings categories by a nationally recognized statistical rating organization, e.g., BBB by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), Baa by Moody's Investor Service, Inc. ("Moody's"), BBB by Fitch Investors Services, Inc., or BBB by Duff & Phelps Credit Rating Co.-such securities may have speculative characteristics) or, in the case of unrated securities, debt securities that are, in the opinion of the Adviser, of equivalent quality to "investment grade" securities. In addition, the Fund will not necessarily dispose of any securities that fall below investment grade based upon the Adviser's determination as to whether retention of such a security is consistent with the Fund's investment objective, provided, however, that such securities do not exceed 5% of the Fund's total assets.

The Fund may invest up to 20% of its assets in foreign securities. It is, however, the present intention of the Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, the Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Adviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund's portfolio turnover rate will be influenced by the Fund's investment objective, other investment policies, and the need to meet redemptions. The rate of portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. For the Fund's annual portfolio turnover rate see "Financial Highlights."

The Fund's investment policies, unlike its investment objective, are not fundamental and may be changed by the Board of Directors without shareholder approval. If a percentage limitation is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's securities will not be considered a violation of the Fund's policies or restrictions.


ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

THE TECHNOLOGY AND SCIENCE AREAS. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

SMALLER CAPITALIZED COMPANIES. The Adviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

FOREIGN SECURITIES. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, ther e may also be the possibility of expropriation or confiscatory taxation (in which the Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Fund, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the U.S.

FOREIGN CURRENCY. Investments in foreign securities will usually be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. The value of the Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. The Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

BORROWING. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets.

SHORT SALES. The Fund may make short sales of securities "against-the-box". A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

TEMPORARY INVESTMENTS. When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.

REPURCHASE AGREEMENTS. The Fund's portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate.
 Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. The Fund requires continual maintenance by the Fund's custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the Investment Company Act of 1940, as amended.

NON-DIVERSIFIED STATUS. As a "non-diversified" investment company, more of the Fund's assets may be concentrated in the common stock of any single issuer, which may make the value of Fund shares more susceptible to certain risks than shares of a diversified mutual fund. The Fund intends to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will diversify its assets so that, at the close of each quarter of its taxable year: (a) at least 50% of the total value of its assets is represented by cash and cash items, government securities and other securities with respect to which the Fund will not invest more than 5% of its total assets, at market value, in the securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer and (b) not more than 25% of the total value of its assets is invested in securities of any one issuer or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar or related trades or businesses. Changes in the market value of securities in the Fund's portfolio generally will not cause the Fund to cease to qualify as a regulated investment company unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition.

BROKERAGE AND EXECUTION POLICIES. The Adviser is responsible for the selection of broker-dealers and the negotiation of any brokerage commission rates paid by the Fund. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In the over-the-counter markets, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. In selecting a broker-dealer to execute exchange-traded securities, the Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-deal er to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services.

Except as noted above, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of outstanding voting securities of the Fund. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

As a non-diversified investment company, 50% of the assets of the Fund are subject to the following limitations: (a) it may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government and its agencies and instrumentalities, and (b) it may not own more than 10% of the outstanding voting securities of any one issuer.

The Fund operates under certain investment restrictions which are deemed fundamental policies of the Fund and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. In addition to other restrictions listed in the Statement of Additional Information, the Fund may not (except where specified):

(i) invest more than 15% of the market value of the Fund's net assets in illiquid investments (as defined herein under "Illiquid Securities") and including foreign securities and bank participation interests for which a readily available market does not exist;

(ii) purchase securities on margin or borrow money, except from banks for extraordinary or emergency purposes (not for leveraging or investment), provided that such borrowings do not exceed an amount equal to one-third of the value of the total assets of the Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;

(iii) purchase additional securities while borrowings exceed 5% of its total assets;

(iv) mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (ii) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of net assets; or

(v)       lend  portfolio   securities  of  value  exceeding  in  the  aggregate
          one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions.

MANAGEMENT OF THE FUND

ADVISER. Amerindo Investment Advisors Inc. (the "Adviser" or "Amerindo"), a registered investment adviser, is a California corporation with its principal offices located at One Embarcadero, Suite 2300, San Francisco, California 94111 and 399 Park Ave., New York, New York 10022. The Adviser, an emerging growth stock manager specializing in the technology and healthcare sectors, has been retained by the Board of Directors as the investment adviser for the Fund pursuant to an Investment Advisory Agreement entered into by the Fund on behalf of each Class. The Adviser had assets under management of approximately $2.1 billion at December 31, 1997. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. The Fund's Annual Report to Shareholders contains information regarding the Fund's performance and will be provided, without charge, upon request. Subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

In the early 1980's, Amerindo pioneered the management of dedicated emerging technology portfolios of high technology and healthcare stocks designed to service the financial needs of the institutional investor. As reported in the Wall Street Journal's Money Manager Scorecard on July 24, 1996, May 1, 1996 and January 18, 1996, Amerindo ranked first for its one-year and 5-year performance, respectively. Amerindo did not have a 10-year performance number. Amerindo was not ranked by the Money Manager Scorecard during 1997. Each Money Manager Scorecard represents a ranking at June 30, 1996, March 31, 1996 and December 31, 1995, respectively, of the estimated stock-market performance of U.S. money managers with over $100 million under management. The 1, 5 and 10-year performance rankings were compiled by Thompson Investment Software, CDA Investment Technologies, utilizing data provided by CDA/Spectrum, with respect to data on 754,409, and 217 managers, respectively. This performance information relates to Amerindo's management of institutional accounts and should not be interpreted as indicative of future performance of the Fund. The performance figures upon which these rankings were based do not include a reduction for any charges or expenses with respect to such accounts. Further, Amerindo has not independently verified the accuracy, completeness or process underlying the performance figures upon which these rankings were based and makes no representation as to the accuracy or completeness of this performance information.

Amerindo's equity composite includes the portfolios managed in this style of all clients which are institutions, such as qualified retirement plans, charitable foundations and educational endowment funds, for which investment income and realized capital gains are exempt from Federal income tax, and for which Amerindo has full discretionary authority to manage in accordance with the firm's equity strategy for separate accounts. Amerindo has elected to comply with the American Association for Investment Management and Research presentation standards for the period October 1, 1987 (inception of the composite) through December 31, 1997. Deloitte & Touche LLP has conducted an examination with respect to Amerindo for the period October 1, 1987 through December 31, 1996, and has confirmed that Amerindo's performance presentation contained herein for such period conforms with AIMR standards. The Independent Accountants' Report from Deloitte & Touche LLP is available upon request. AIMR has not been involved with the preparation or review of the Independent Accountants' Report. Deloitte & Touche LLP is currently conducting its examination with respect to Amerindo's performance for the year ended December 31, 1997. Therefore, the performance numbers for 1997 provided below, as well as the composite performance numbers for the period October 1, 1987 through December 31, 1997, have not yet been confirmed by such audit firm. Amerindo, however, believes that these performance numbers conform with AIMR standards. The following Schedule represents the rates of return for the equity composite for the annual investment periods from January 1, 1988 through December 31, 1997. Accounts benchmarks are the Standard & Poor's 500 - Composite Stock Index, Hambrecht & Quist Growth Index and the Russell 2000. The Independent Accountants' Report relates to their examination of Amerindo's performance from the inception of the composite October 1, 1987 through December 31, 1996, which is in accordance with AIMR standards. Amerindo has chosen to present performance starting with 1988, the first full year of the composite.


The following performance information relates to Amerindo's management of institutional accounts and should not be interpreted as the Fund's performance nor is it indicative of future performance of the Fund.

          ASSET WEIGHTED       ASSET WEIGHTED
          COMPOSITE RATE       COMPOSITE RATE              GROWTH
        OF RETURN GROSS OF    OF RETURN NET OF     S&P     INDEX       RUSSELL
YEAR      ADVISORY FEES        ADVISORY FEES       500      H&Q          2000

1988          8.68%               6.97%         16.50%      1.79%       24.89%
1989         42.49%              40.67%         31.44%     17.41%       16.24%
1990          8.49%               6.75%         -3.19%      3.89%      -19.50%
1991         78.39%              76.52%         30.55%     94.49%       46.05%
1992          8.73%               7.61%          7.68%     -3.57%       18.42%
1993         16.42%              15.08%         10.00%      7.81%       18.89%
1994         -1.53%              -2.66%          1.33%      3.38%       -1.82%
1995         89.39%              87.51%         37.50%     61.72%       28.44%
1996          9.61%               8.04%         10.86%     16.59%       23.22%
1997        -26.11%             -26.77%         33.35%      3.29%       21.51%


Annualized rates of return for the period January 1, 1988 to December 31, 1997:

             19.07%              17.63%         18.02%     17.00%       15.67%

           Composite returns are shown both gross and net of investment management fees. The composite is derived from all fully discretionary, tax-free sheltered equity accounts in this style with assets above $5,000,000. Past performance is no guarantee of future results.

The Fund's total return for each of the period October 29, 1996 (commencement of operations) through December 31, 1997 and for the calendar year ended December 31, 1997 was - 22.97% and - 18.11%, respectively.

In addition to managing the assets of the Fund, the Adviser manages assets on a discretionary basis for other clients and, as a result, the Adviser may effect transactions in such clients' accounts in securities in which the Fund currently holds or, in the near future may hold, a position. The Adviser makes the determination to purchase or sell a security based on numerous factors, including those that may be particular to one or more of its clients. Therefore, it is possible that the Adviser will effect transactions in certain securities for select clients, which may or may not include the Fund, that it may not deem, in its sole discretion, as being appropriate for other clients, which may or may not include the Fund.

Alberto W. Vilar and Dr. Gary A. Tanaka are primarily responsible for the day-to-day management of the Fund's portfolio. Their biographies are provided below along with the other directors of the Fund.

ALBERTO W. VILAR, 57, is Chairman of the Board of Directors and Chief Executive Officer of the Fund. He began his career with Citibank N.A. in New York in 1964 and worked there as an International Credit Officer until 1967. From 1967 to 1971, he served as Vice President, Portfolio Manager and Manager of the Investment Management Division of Drexel Burnham Lambert in New York. From 1971 to 1973, he served as Executive Vice President, Portfolio Manager and Director of Equity Strategy at M.D. Sass Investor Services in New York. In 1973, he became Vice President and Portfolio Manager of Endowment Management & Research Corporation in Boston. From 1977 to 1979, he served as Senior Vice President, Director of Research, Chief Investment Strategist and Partnership Manager of the Boston Company in Boston. He founded the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) in 1979 and has served since then as a Principal Portfolio Manager. He holds the degrees of B.A. in Economics from Washington & Jefferson College and an M.B.A. from Iona College, and he completed the Doctoral Studies Program in Economics at New York University. Mr. Vilar was awarded an Honorary Doctorate of Humanities degree from Washington & Jefferson College. He has been a Chartered Financial Analyst since 1975.

DR. GARY A. TANAKA, 54, is Director and President of the Fund. He served as a Portfolio Manager for Crocker Bank in San Francisco from 1971 to 1977, and as a Partnership Manager for Crocker Investment Management Corp. in San Francisco from 1978 to 1980. From 1975 to 1980, he also served as a Consultant to Andron Cechettini & Associates in San Francisco. In 1980, he joined the predecessors of Amerindo Advisors (U.K.) Limited and Amerindo Investment Advisors, Inc. (Panama) as a Principal Portfolio Manager. Dr. Tanaka holds the degrees of B.S. in Mathematics from Massachusetts Institute of Technology and Ph.D. in Applied Mathematics from Imperial College, University of London.

DR. JOHN RUTLEDGE, 50, is a Director of the Fund. He also is Chairman of Rutledge & Company, Inc., a merchant banking firm, since 1991 and serves as a director of Earle M. Jorgensen Company, Lazard Freres Funds, Fluidrive, Inc., General Medical Corporation, Medical Specialties Group, United Refrigerated Services, Inc. and Utenduhl Capital Partners and is a special advisor to Kelso & Companies, Inc. He is the author of books and investment publications, writes a monthly column in Forbes Magazine and is a frequent contributor to periodicals.

JUDE T. WANNISKI, 62, is a Director of the Fund. He also has been President of Polyconomics, Inc. since 1978 and serves as a director for Repap Enterprises Inc.

ADVISER'S FEES. Pursuant to the terms of the Investment Advisory Agreement, the Fund will pay an annual advisory fee paid monthly equal to 1.50% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds, however, the Board of Directors believes it to be reasonable in light of the advisory services the Fund receives thereunder. The Adviser will also receive the service fees of 0.25% of each Class average daily net assets. Any portion of the advisory fees received by the Ad viser may be used by the Adviser to provide investor and administrative services and for distribution of Fund shares. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. See "Voluntary Expense Subsidization" in the Statement of Additional Information. The Adviser will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Adviser or its affiliates.

ADMINISTRATOR. The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Bermuda. The Administrator also provides turnkey software system solutions to several institutional mutual fund groups and approximately $13 billion are processed through the Administrator's systems annually.

Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors.

ADMINISTRATOR'S FEES. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee which is based on the Fund's average net assets. If the Fund's average net assets are: less than $10 million, the Administrator's fee is $1,500 per month; between $10 to $20 million, the Administrator's fee is $1,750 per month; and in excess of $20 million, the Administrator receives $2,000 per month. The Fund also pays the Administrator for any out-of-pocket expenses. In addition, the Administrator serves as the Fund's transfer agent and performs Fund accounting services for which it is paid separately. For additional information, see "Custodian, Transfer Agent and Dividend Agent".

Both the Investment Advisory Agreement and the Administrative Service Agreement are terminable by the Board of Directors of the Fund or the Adviser or the Administrator, respectively, on sixty days' written notice. The Investment Advisory Agreement will terminate automatically in the event of an "assignment" as defined by the Investment Company Act. The Administrative Service Agreement, however, may be assigned provided the non-assigning party provides prior written consent. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. Each Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Administrator, respectively, or reckless disregard of its obligations thereunder, the Adviser or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

DISTRIBUTOR. ADS Distributors, Inc. ("ADS"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as the Fund's distributor. ADS will be entitled to receive a distribution fee equal to 0.25% of the Class A shares' average daily net assets under the terms of the Plan and will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, pursuant to such distribution agreement, ADS may use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of Class A shares. See "Management of Fund" in the Statement of Additional Information. ADS has entered into a dealer agreement with Garal & Company, Inc., an affiliate of the Adviser, to participate in the offer and sale of the shares of the Fund.

EXPENSES.  The Fund is  responsible  for payment of its expenses,  including the following expenses, without limitation: fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on the Fund; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not the officers of the Adviser, the Administrator or their affiliates; costs of other personnel providing administrative and clerical services; costs of shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing investors and of printing investor application forms for investor accounts.

PURCHASE OF SHARES

INITIAL INVESTMENTS BY WIRE. Subject to acceptance by the Distributor, shares of each Class of the Fund may be purchased by wiring immediately available federal funds (subject to each Class's minimum investment) to The Chase Manhattan Bank from your bank which may charge a fee for doing so (see instructions below). The minimum initial investment in Class A and Class D shares is $2,500, which may be waived by the Fund, from time to time.

If money is to be wired, you must call the Transfer Agent at 1-888-TECH FUND to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then you should provide your bank with the following information for purposes of wiring your investment:

                       The Chase Manhattan Bank
                       Huntington, New York
                       ABA# 021000021
                       Account # 5021120976
                       F/B/O Amerindo Technology Fund
                       Ref. (Class)
                       Fund Acct. No. _______________

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase accepted by the Fund. Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

INITIAL INVESTMENTS BY MAIL. Subject to acceptance by the Fund's Distributor, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to each Class's minimum investment) payable to:

                            Amerindo Technology Fund
                        c/o American Data Services, Inc.
                                        P.O. Box 5536
                            Hauppauge N.Y. 11788-0132

The minimum initial investment in Class A and Class D shares is $2,500, which may be waived by the Fund, from time to time. Subject to acceptance by the Fund's Distributor, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the particular Class next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund's Distributor. In the event that there are insufficient funds to cover a check, such prospective investor or investor will be assessed a $15.00 charge.

ADDITIONAL INVESTMENTS. Additional investments may be made at any time (subject to the minimum subsequent investment in Class A and Class D of $500) by purchasing shares of the particular Class at net asset value, plus any applicable sales load, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Amerindo Technology Fund Class A/Class
D) or by wiring monies to the clearing bank as outlined above.

OTHER PURCHASE INFORMATION. Investors may open accounts in the Fund only through the exclusive Distributor for the Fund. ADS, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

Shareholders that purchased Class D shares during the period that the Fund was not offering Class A shares for sale will remain Class D shareholders after the date that Class A shares are offered for sale.

The purchase price paid for shares of each Class is the current public offering price, that is, the next determined net asset value of the shares after the order is placed plus any applicable sales charge, with respect to Class A shares. See "Net Asset Value" herein. The sales load, with respect to Class A shares, is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor. Class A Shares of the Fund are sold on a continuous basis with a maximum front-end sales charge of 5.75% of the net asset value per share. Class D Shares are sold without a front-end sales load. Volume discounts are provided for both initial purchase, as well as for additional purchases of Class A Shares of the Fund. See "Reduction or Elimination of Sales Loads" herein. The Fund reserves the right to reject any subscription for shares.

The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Purchases made by check will be invested and begin earning income on the next business day after the check is received.

Shares of the Fund may be purchased in exchange for securities which are permissible investments of the Fund, subject to the Adviser's determination that the securities are acceptable. Securities accepted in exchange will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange must be liquid securities that are not restricted as to transfer and will have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on NASDAQ, the American Stock Exchange or the New York Stock Exchange, or on the basis of prices provided by a pricing service. The Fund and the Adviser reserve the right to reject any such purchase order. Shareholders will bear any costs associated with a purchase of Fund shares through such an exchange.

All purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund does not intend to issue certificates evidencing Fund shares.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

Purchases of Class D shares at net asset value may be made by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and by clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the investment advisor or financial planner.

The Fund has available a form of Individual Retirement Account ("IRA") which may be obtained from the Fund that permits the IRA to invest in either Class A or Class D Shares of the Fund. The minimum investment for all retirement plans investing in either Class of the Fund is $1,000 with a subsequent minimum investment of $500. Investors desiring information regarding investments through IRAs should write or telephone the Fund.

FOR CLASS A SHAREHOLDERS ONLY
REDUCTION OR ELIMINATION OF SALES LOADS

VOLUME DISCOUNTS - FOR CLASS A SHAREHOLDERS ONLY. Volume discounts are provided if the total amount being invested in Class A shares of the Fund reaches the levels indicated in the sales load schedule provided below. The applicable volume discount available to investors is determined by aggregating all Class A share purchases of the Fund. Volume discounts are also available to investors making sufficient additional purchases of Class A Fund shares. The applicable sales charge may be determined by adding to the total current value of Class A shares already owned in the Fund the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares worth $40,000 at the current offering price and purchases an additional $10,000 worth of Class A shares, the sales charge applicable to the new purchase would be that applicable to the $50,000 to $99,999 bracket in the sales load schedule provided below.



                                                                                 AMOUNT OF SALES CHARGE
                                                                                 REALLOWED TO DEALERS AS
                                                       SALES CHARGE AS A % OF          A PERCENT
  AMOUNT OF PURCHASE                   SALES CHARGE      NET AMOUNT INVESTED      OF OFFERING PRICE

  Less than $50,000                       5.75%                 6.10%                     5.50%
  $50,000 but less than $100,000          4.50%                 4.71%                     4.25%
  $100,000 but less than $250,000         3.50%                 3.63%                     3.25%
  $250,000 but less than $500,000         2.50%                 2.56%                     2.25%
  $500,000 but less than $1,000,000       2.00%                 2.04%                     1.75%
  $1,000,000 or more                      None                  None                      None


LETTER OF INTENT. Any investor in Class A may sign a Letter of Intent, available from the Fund, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 5% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Fund an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.

PURCHASED AT NET VALUE. There is no initial sales charge for "Qualified Persons". Qualified Persons is defined to include persons who are active or retired Trustees, Directors, officers, partners, employees, clients, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Investment Adviser, Distributor or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or any Director, officer, partner, employee or registered representative (including their spouses and children) of any Broker-Dealer who has executed a valid and currently active selling agreement with the Distributor.

REDEMPTION OF SHARES

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL. The Fund will redeem its shares at the net asset value next determined after the request is received in "good order". The net asset value per share of the Fund is determined as of 4:15 p.m., Eastern Standard Time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund and the Distributor are open for business. Requests should be addressed to Amerindo Technology Fund, c/o American Data Services, Inc., P.O. Box 5536, Hauppauge N.Y. 11788-0132.

Requests in "good order" must include the following documentation:

     (a) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b)  any required signature guarantees (see "Signature  Guarantees" below);
          and

     (c)  other supporting legal documents, if required, in the case of estates,
          trusts,  guardianships,   custodianships,  corporations,  pension  and
          profit sharing plans and other organizations.

SIGNATURE GUARANTEES. To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program
("MSP"). Shareholders may contact the Fund at 1-888-TECH FUND for further details.

BY TELEPHONE. Provided the Telephone Redemption Option has been authorized, a redemption of shares may be requested by calling the Fund at 1-888-TECH FUND and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, and not the Fund or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its transfer agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

OPTIONAL REDEMPTION BY THE FUND. Investors are required to maintain a minimum account balance of at least $2,500 for Class A and Class D shares. The Fund reserves the right to redeem, after 60 days' written notice, shares in accounts that fall below the minimum balance by reason of redemption and return the proceeds to investors. The investors may restore and maintain a minimum balance during the notice period.

FURTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission (the "SEC").

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

REDEMPTION FEE. The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the common stocks of companies in the technology, technology-related and science industries. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs-measured by both commissions and bid/ask spreads-which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 3.00% fee on the redemption of shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans). This fee also does not apply to shares held in IRA accounts.

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on April 5, 1998, for example, will be subject to the fee if they are redeemed on or prior to April 4, 1999. If they are redeemed on or after April 5, 1999, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

DIVIDENDS AND DISTRIBUTIONS

At least 90% of each Class's net investment income will be declared as dividends and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains for each Class, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Taxes".

The net investment income of each Class for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of each Class earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. See "Purchase of Shares" and "Redemption of Shares".

CHOOSING A DISTRIBUTION OPTION. Distribution of dividends from each Class may be made in accordance with several options. A shareholder may select one of three distribution options:

1. AUTOMATIC REINVESTMENT OPTION. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other two options.

2. CASH DIVIDEND OPTION. Dividends will be paid in cash, and capital gains, if any, will be reinvested in additional shares.

3. ALL CASH OPTION. Both dividends and capital gains distributions will be paid in cash.

NET ASSET VALUE

Net asset value per share for each Class is determined by subtracting from the value of such Class's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.

The Fund computes each Class's net asset value once daily on Monday through Friday, at 4:15 p.m. New York time, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

DISTRIBUTION AND SERVICE PLAN

The Fund, on behalf of each Class, has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Class will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of each Class for providing servicing to their clients ("shareholder servicing" ), which is subject to a maximum service fee of 0.25% per annum of each Class's average daily net assets. The Plan also provides that the Distributor is paid a fee equal to 0.25% of Class A's average daily net assets, on an annual basis, to enable it to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Class A shareholders (each a "broker-dealer") for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders.

Each shareholder servicing agent will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Fund) quarterly and year-end statements and confirmations in a timely fashion after activity is generated in the account; transmit, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to shareholders; receive, tabulate and transmit to the Fund, proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request.

The Plan provides that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions; (ii) to compensate certain financial intermediaries for providing assistance in distributing each Class's shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay to the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise. Any servicing fees paid to the Adviser also may be used for purposes of (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii) or (iv) above.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, on behalf of each Class, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

PERFORMANCE INFORMATION

The Fund, on behalf of each Class, may from time to time include yield, effective yield and total return information in advertisements or reports to investors or prospective investors. Currently, the Fund intends to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly. The "yield" refers to income generated by an investment in a particular Class of the Fund over a thirty-day period. This income is then "annualized". That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in a particular Class of the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Fund is required to be included in any advertisement containing each Class's yield. Total return is the average annual total return for the period which began at the inception of a particular Class of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. For a description of the methods used to calculate total return, see the Statement of Additional Information. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. For Class A Shares, the annual total rate of return and yield figures will assume payment of the maximum initial sales load at the time of purchase. One-, five- and ten-year periods will be shown, unless the Class of the Fund has been in existence for a shorter period.

The yields and the net asset values of each Class of shares of the Fund will vary based on the current market value of the securities held by the Fund and changes in such Class's expenses. The Adviser, the Administrator or the Distributor may voluntarily waive a portion of their fees on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of a Class of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of a Class of the Fund to yields and total rates of return published for other investment companies and other investment vehicles.

The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative per formance for any future period.

The Fund's Annual Report to Shareholders will contain information regarding the Fund's performance and will be provided, without charge, upon request.

DESCRIPTION OF COMMON STOCK

The Fund was incorporated in the State of Maryland on February 6, 1996. The authorized capital stock of the Fund consists of one billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into two Classes. Shares of any series or class will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series or class. Each share of any series or class of shares when issued will have equal dividend, distribution, liquidation and voting rights for which it will be issued, and each fractional share will have those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not intend to issue certificates evidencing Fund shares. On April 30, 1996, the Adviser purchased 10,000 shares of the Fund at an initial purchase price of $10.00 per share.

TAXES

The Fund has elected, and intends to continue, to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income taxes on the investment company taxable income and long-term capital gains that it distributes to its investors, provided that at least 90% of its investment company taxable income for the taxable year is distributed. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income and capital gains will be taxed to it at corporate rates.

The Fund has adopted a policy of declaring dividends annually, in an amount based on its net investment income. Dividends paid from taxable income and distributions of any realized short-term capital gains are taxable to investors as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Distributions of net realized capital gains (after utilization of capital loss carryforwards, if any), are made annually to meet applicable distribution and excise tax requirements. If shares that are redeemed have been held by the investor for more than one year, the investor will generally realize a long-term capital gain or loss upon a redemption. An investor who acquires shares shortly before the Fund pays a dividend will be required to include the dividend in income even though the dividend represents, in effect, a return of capital.

The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to investors, in addition to the proceeds from the redemption of Fund shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund. Corporate investors are not subject to this requirement.

The Code imposes a nondeductible 4% excise tax on the Fund unless it meets certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not have any material impact on the Fund.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that it will qualify to elect to pass through to its investors the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as net capital gains regardless of the length of time investors have owned their shares. A preferential tax rate for net capital gains is currently applicable for non-corporate shareholders. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after the Fund taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including periods during which the investor holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

The federal, state and local income tax rules that apply to the Fund and its investors have changed extensively in recent years, and investors should recognize that additional changes may be made in the future, some of which could have an adverse effect on the Fund and its investors for federal and/or state and local income tax purposes. Investors in the Fund should consult their tax advisors about the federal, state and local tax consequences of an investment in the Fund in light of their own individual circumstances.

As of January 31, 1999, the Fund sold certain securities and realized a substantial short-term capital gain on the sale. This short-term gain is material ($5.94 per share based upon the outstanding shares of the Fund as of 1/31/99). In accordance with applicable tax law requirements and the Fund's regular procedures, the Fund anticipates distributing its net income for the year, including any net short term capital gains, prior to the end of the fiscal year, October 31, 1999. A distribution of short term capital gain (increased or decreased by all other realized short term capital gains and losses incurred during the course of the fiscal year) will be taxed to investors as ordinary income for federal income tax purposes. Any investor who acquires shares before the Fund pays this dividend will be required to include that dividend in ordinary income even though the dividend represents, in effect, a return of capital. Although there is no certainty that the Fund will pay a dividend or at what level the dividend will be paid, potential investors should be aware that this short term gain (if not reduced by other capital transactions during the course of the fiscal year) may have material tax consequences to them and should consult their tax advisers before investing in the Fund.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Northern Trust Company serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., the Fund's Administrator, also acts as the Fund's transfer and dividend agent. The Fund pays the Administrator the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services.

COUNSEL AND INDEPENDENT AUDITORS

Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New
York 10022. Morrison, Brown, Argiz & Co., P.A., 1001 Brickel Bay Drive, 9th Floor, Miami, Florida 33131, have been selected as auditors for the Fund.

YEAR 2000 COMPLIANCE

As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.